Loan From Paycheck Protection Program (PPP) (Details Narrative) - Paycheck Protection Program Loan [Member]	May 11, 2020 USD ($)
Proceeds from loan	$ 1,719,600
Debt instrument, maturity date	May 06, 2022
Debt instrument, interest rate	1.00%
Debt instrument, description	Funds from the Loan may only be used for payroll costs, costs used to continue group health care benefits, mortgage payments, rent, utilities, and interest on other debt obligations incurred before July 12, 2020. The Company intends to use the entire Loan amount for qualifying expenses. Under the terms of the PPP, certain amounts of the Loan may be forgiven if they are used for qualifying expenses as described in the CARES Act.